Exhibit 99.1

Callisto Pharmaceuticals, Inc. (AMEX: KAL) Gary S. Jacob, Ph.D., CEO

CALLISTO PHARMACEUTICALS, INC. Certain statements made in this presentation are forward-looking. Such statements are indicated by words such as “expect,” “should,” “anticipate” and similar words indicating uncertainty in facts and figures. Although Callisto believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove to be correct. As discussed in the Callisto Pharmaceuticals Annual Report on Form 10-K for the year ended December 31, 2006, and other periodic reports, as filed with the Securities and Exchange Commission, actual results could differ materially from those projected in the forward-looking statements as a result of the following factors, among others: uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate efficacy in larger-scale clinical trials, the risk that Callisto will not obtain approval to market its products, the risks associated with dependence upon key personnel and the need for additional financing.

CALLISTO PHARMACEUTICALS, INC. Biotechnology Company Focused on Drugs to Treat Cancer & GI Conditions Atiprimod Phase II trial – advanced carcinoid cancer Phase I trial – multiple myeloma L-Annamycin Two Phase I trials in acute leukemia Guanilib Plan to enter Phase 1 trial - 1H 2008 Major new focus for Company

DRUG & Phase INDICATION Preclinical I II lll ATIPRIMOD Carcinoid cancer Multiple myeloma L-ANNAMYCIN Adult relapsed ALL Pediatric relapsed ALL/AML GUANILIB (SP304) Chronic Constipation Irritable Bowel Syndrome Inflammatory Bowel Disease Callisto Pipeline

Novel drug candidate in clinical development for late-stage cancers Small-molecule, orally available Displays multiplicity of anti-cancer activities Promotes apoptosis, inhibitor of key signaling enzymes, anti-angiogenic activity Animal-model data show Atiprimod works in milieu of bone marrow Extensive peer-reviewed publications in cancer and inflammation Orphan drug designations to treat carcinoid cancer and multiple myeloma Atiprimod – First-in-Class Azaspirane

Atiprimod Clinical Development - Advanced Carcinoid Tumors Potential benefit observed in carcinoid patients in Phase I trial of advanced cancer patients Phase II multi-center open-label clinical trial in advanced carcinoid cancer began November, 2006 Objective: evaluate efficacy in patients with metastatic or unresectable cancer who have either symptoms or tumor progression 7 sites presently open Completed enrollment of 40 patients in September 2007 Interim data to be released in 1Q2008 Plan for Phase II advanced carcinoid cancer extension trial Next step: Proposed Meeting with FDA to Discuss Registration Trial (1Q2008) Establish agreed-upon end-point for approval

Atiprimod in Advanced Carcinoid Cancer - Market Overview US prevalence: 80,000 – 100,000 8,000 new cases of per year in U.S.; 6% increase per annum Chemotherapy relieves symptoms in <30% of metastatic tumors Duration of response < 1 year Strong need for new effective therapy to treat advanced metastatic disease 1 approved drug: Novartis: Sandostatin® (octreotide acetate) to treat symptoms Anticipated treatable carcinoid patient population for Atiprimod ~ 3,000 - 5,000 patients

Atiprimod Competitive Landscape
- Carcinoid cancer pipeline

PHASE III Trial

- Octreotide +/- Evirolimus (Novartis). Study start: Dec. 2006

PHASE II Trials

- Panzem + Avastin (EntreMed). Study start: May 2006
- Sunitinib following hepatic artery embolizations (Pfizer). Started Nov. 2006
- Combo chemotherapy – luorouracil/leucovorin/oxaliplatin + Avastin (NCI). Study started: June 2005
- AMG706 (ECOG, NCI). Study not yet open for recruitment

Callisto Pharmaceuticals

Atiprimod for Multiple Myeloma Phase I/IIa dose-escalation open-label study using amended protocol in relapsed or refractory multiple myeloma 25 subjects treated to date Atiprimod ascending dose plus ursodiol Maximum tolerated dose not yet reached Future clinical strategy under review Crowded landscape (new drugs, multiple combo trials)

L-Annamycin

- **Second generation Anthracycline**
  - Unique patented liposomal formulation
  - Potential to reduce cardiotoxicity and to treat multi-drug resistant tumors
- **Proven class of anti-cancer drugs**
  - Active against multi-drug resistant tumors
- **Strong myelosuppressive activity**
- **Potential to treat relapsed acute leukemia**
- **Orphan drug designations to treat ALL and AML**


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Callisto Pharmaceuticals

L-Annamycin Clinical Development ADULTS Single-agent Phase I/IIa multi-center trial in adult relapsed or refractory ALL: Improvements in reconstitution and infusion protocol have led to de-escalation of drug dose Once MTD is established, plan to move to fixed-portion of trial – expected 4Q 2007 PEDIATRIC Multi-center, open-label, dose-escalation Phase I pediatric acute leukemia trial opened February, 2007: Relapsed or refractory ALL and AML patients Utilizes POETIC consortium of pediatric cancer centers Dose escalating until MTD reached Next steps: Adult ALL: Finalize MTD and enroll at fixed-dose portion of Phase IIa trial Pediatric ALL/AML: Complete MTD study (1H2008) and evaluate potential

L-Annamycin - Market overview Target market – Adult Lymphocytic Leukemia Significant market opportunity with significant unmet medical need: U.S. incidence – 4,000 per year U.S. prevalence – 42,330 U.S. deaths – 1,400 per year Annual peak market in refractory ALL estimated to be $100 – $150 million Notable drug candidates in development to treat relapsed ALL: ClolarTM Clofarabine (Bioenvision) DNA chain terminator, nucleoside analog Marqibo (Hana Biosciences) vincristine sulfate liposomes injection Talotrexin (Hana Biosciences) nonpolyglutamate antifolate drug

Guanilib - New major strategic focus for Callisto Peptide hormone analogue to treat GI conditions Chronic constipation Constipation-predominant irritable bowel syndrome (IBS-C) Inflammatory bowel disease New class of drug Acts on receptor in gut lining Not systemically absorbed – low toxicity Only in-class competitor is Linaclotide from Microbia Huge markets with few approved drugs Main approved drug was Zelnorm – 5-HT4 agonist Withdrawn due to cardiotoxicity in U.S. (2007) 2006 sales >$500 M and growing rapidly

Guanilib Unique peptide structure 16-mer analog of uroguanilin Uroguanylin is a natural peptide produced in the lining of the gut Role in maintaining proper gut function Compact stable molecule Thermo and acid stable, resistant to proteases Behaves like a small molecule drug Not systemically absorbed Oral delivery No apparent toxicity – low development risk More potent than the natural hormone NDECELCVNVACTGCL Disulfide bridges

Guanilib - Physiological mechanism Agonist of guanylate cyclase C (GC-C) receptor on luminal membrane of gut Agonists include guanylin (15-mer), uroguanylin (16-mer), bacterial enterotoxin – ST peptide (19-mer), linaclotide (14-mer) Activation elevates cGMP second messenger cGMP increases secretion of fluid, Cl- and HCO3- into intestinal lumen Additional role in apoptosis & proliferation rates of colonocytes

Guanilib - Market overview The market potential for chronic constipation and IBS is huge In the US alone, about 26 million suffer from constipation - about 5 million of them severe 3 subtypes of IBS -- diarrhea-predominant (-D), mixed (-M) and constipation-predominant (-C) About 10 million people with IBS-C in US About 70% women Accounts for 12% of primary care visits Similar incidence in other developed countries Sources: Camillieri et al., Muller-Lisner et al., Centerwatch, Callisto analysis.

Guanilib - Competitive landscape (1) Chronic constipation and IBS-C Approved products Amitiza (lubiprostone) from Sucampo/Takeda Chloride C-2 channel activator – increases fluid secretion into small intestine Withdrawn products (in US) Zelnorm (tegaserod, 5-HT4 agonist), Novartis Withdrawn in US (2007) due to cardiovascular toxicity Sales in 2006 $560 M WW, growth 32%

Guanilib - Competitive landscape (2) Chronic constipation & IBS-C pipeline Linaclotide from Microbia GC-C receptor agonist. Phase 2 TD-5108 from Theravance Inc. 5-HT4 receptor agonist. Phase 2 GSK abandoned partnership Sept 2007 Renzapride from Alizyme (UK) 5-HT4 agonist & 5-HT3 antagonist. Phase 2 LX1031 from Lexicon Genetics, Inc. Reduces serotonin levels. Phase 1

Guanilib - Competitive landscape (3) GC-C receptor agonist pipeline Only two compounds in this class Identical mechanisms of action Linaclotide from Microbia First in class Analog of E. coli ST peptide (cause of travelers diarrhea) In Phase 2b for chronic constipation and IBS-C Recently partnered with Forest Labs, for $70 M upfront and 260 M milestones and profit split for US only Guanilib Potentially best in class IND filing and phase 1 trial early 2008 Clear effects in anti-inflammatory cytokines and polyp formation in vivo – IBD and cancer potential Callisto and Microbia dominate the IP landscape

Guanilib Proposed Initial Clinical Plan for GI Disorders File IND in early 2008 Phase I single-dose clinical trial in healthy volunteers Approx. 25 healthy volunteers Evaluate for safety, systemic absorption, pharmacodynamics Phase IIa 14-day, repeat-dose trial in chronic constipation patients Approx. 80 patients

Callisto expected key developments - Next 12 months 2Q2008 Initiate Guanilib Phase 1 trial 4Q2008 Commence Phase 1b repeat-dose trial for Guanilib in chronic constipation 1Q2008 Release interim data on Atiprimod Phase II carcinoid trial 1Q2008 FDA meeting to discuss pivotal trial for Atiprimod in carcinoid cancer 1Q2008 File IND for Guanilib in GI disorders Timing Event

Experienced Management Team Gary S. Jacob, Ph.D.; CEO, CSO 20 years experience in drug discovery & development G.D. Searle, Oxford University, and Monsanto Co. Robert C. Shepard, M.D., F.A.C.P.; Chief Medical Officer Senior Director, i3 Research Former Medical Officer, oncology branch of CBER at FDA Kunwar Shailubhai, Ph.D., MBA; Senior VP, Synergy Pharma > 15 years experience in oncology at NIH and G.D.Searle Discoverer of Guanilib for GI inflammation Craig Talluto, Ph.D.; Director, Clinical Operations 10 years experience in clinical research Kos Pharmaceuticals, Amgen, Hoffmann La-Roche Bernard Denoyer; VP, Finance Former CFO of META Group Inc.

Summary Atiprimod for carcinoid cancer Progressing well Enrollment completed Interim data to be released in early 2008 L-Annamycin for leukemia Finalize MTD in adult and pediatric acute leukemia Development plan to be reviewed once data from adult trial is available Guanilib for chronic constipation and IBS-C Major new strategic focus for company One of only two compounds in new class Very safe and efficacious Huge market potential and deal opportunity

Ticker / Exchange: KAL / AMEX Common Shares Outstanding (30 Sept. 2007): 45.5 million Series A Preferred Shares on “as converted” basis: 5.9 million Series B Preferred Shares on “as converted” basis: 22.9 million Total: 74.3 million Year End: December 31 Callisto Public Market Data